TRXADE GROUP, Inc.

SUBSCRIPTION AGREEMENT

Restricted Common Stock

The securities offered hereby are speculative and involve a high degree of risk, and should not be purchased by anyone who cannot afford the loss of the entire amount of his or her investment. See “RISK FACTORS,” from our Form 10, as amended (the “Form 10”), first filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2014, our Annual Report on Form 10-K for the period ended December 31, 2017 (the “Form 10-K”) and all subsequent Quarterly Reports on Form 10-Q (collectively, the Form 10 and the Form 10-K, Form 10-Q, and all other public filings with the SEC are referred to hereinafter as the “Public Filings”). The RISK FACTORS from our Public Filings and other information therein are incorporated herein by reference. This offering is not complete without reviewing the information presented in these documents. You can review these documents free of charge at the SEC website, www.SEC.gov.

1. Subscription:

 (a) The undersigned (individually and/or collectively, the “Participant”) hereby applies to purchase shares of restricted Common Stock (the “Shares” or the “Common Stock”) of Trxade Group, Inc., a Delaware corporation (the “Company”), in accordance with the terms and conditions of this Subscription Agreement (the “Subscription”) and that certain Letter Agreement by and between the Participant and the Company dated as of even date herewith (the “Letter Agreement”).

(b) Before this Subscription is considered, the Participant must complete, execute and deliver to the Company the following:

(i) This Subscription;

(ii) The Certificate of Accredited Investor Status, attached hereto as Exhibit A;

(c) This Subscription is irrevocable by the Participant.

(d) This Subscription is not transferable or assignable by the Participant.

(e) Participant’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company.

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Participant’s Initials	1	Trxade Group, Inc.

2. Representations by Participant. In consideration of the Company’s acceptance of the Subscription, Participant makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a) Prior to the time of purchase of any Shares, Participant has had the opportunity to ask questions and receive any information from persons acting on behalf of the Company to verify Participant’s understanding of the terms thereof and of the Company’s business and status thereof. Participants also acknowledges that Participant has made the decision to invest in the Shares solely on the basis of publicly available information about the Company in the Company’s filings with the Securities and Exchange Commission (the “Public Information”), and the such Public Information and Memorandum currently contain only limited financial data about the Company. Participant acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Participant any information or made any representations, oral or written, other than as provided in the Memorandum, Public Information, on which Participant has relied upon in deciding to invest in the Shares, including without limitation, any information with respect to future acquisitions, mergers, financial projections or anticipated operations of the Company or the economic returns which may accrue as a result of the purchase of the Shares.

(b) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Shares.

(c) The Shares are being purchased for Participant’s own account for long-term investment and not with a view to immediately re-sell the Shares. No other person or entity will have any direct or indirect beneficial interest in, or right to, the Shares.

(d) Participant acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on Participant’s representations, warranties and agreements made herein.

(e) Other than the rights specifically set forth in this Subscription, Participant represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Shares under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f) Participant represents that Participant meets the criteria for participation because: (i) Participant has a preexisting personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Participant’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Shares and of protecting its own interests.

(g) Participant represents that Participant is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and Participant has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit A.

(h) Participant understands that the Shares are illiquid, and until registered with the Securities Exchange Commission, or an exemption from registration becomes available, cannot be readily sold as there will not be a public market for them, and that Participant may not be able to sell or dispose of the Shares, or to utilize the Shares as collateral for a loan. Participant must not purchase the Shares unless Participant has liquid assets sufficient to assure Participant that such purchase will cause it no undue financial difficulties, and that Participant can still provide for current and possible personal contingencies, and that the commitment herein for the Shares, combined with other investments of Participant, is reasonable in relation to its net worth.

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Participant’s Initials	2	Trxade Group, Inc.

(i) Participant understands that the right to transfer the Shares will be restricted unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Shares unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(j) Further, Participant is aware that the Company was previously a shell company, and therefore the exemption offered pursuant to Rule 144 is not currently available. Notwithstanding the foregoing, however, Participant is aware that because the Company has filed current “Form 10 information” with the Securities and Exchange Commission reflecting its status as an entity that is no longer a shell company, if (i) the Company remains subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; and (ii) if the Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months; then the Shares issued in connection with this Offering may be sold subject to Rule 144 (and applicable holding periods) and other applicable securities laws after one year has elapsed from the date that the Company file D “Form 10 information” with the Securities and Exchange Commission.

(k) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Shares, and have done so, to the extent Participant considers necessary.

(l) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company. Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

(m) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(l) Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

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3. Representations and Warranties by the Company. The Company represents and warrants that:

(a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Subscription has been duly authorized, executed, and delivered by the Company and are valid and binding agreements, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

(d) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

4. Agreement to Indemnify Company. Participant hereby agrees to indemnify and hold harmless the Company, its principals, the Company’s officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys’ fees) which they may incur: (i) by reason of Participant’s failure to fulfill any of the terms and conditions of this Subscription; (ii) by reason of Participant’s breach of any of representations, warranties or agreements contained herein (including the Certificate of Accredited Investor Status); or (iii) with respect to any and all claims made by or involving any person, other than Participant personally, claiming any interest, right, title, power, or authority in respect to the Shares. Participant further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Shares.

5. Subscription Binding on Heirs, etc. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

6. Execution Authorized. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

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7. Adoption of Terms and Provisions. The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

8. Governing Law and Arbitration. Any action to enforce or interpret this Subscription, or to resolve disputes over this Agreement between the Company and the Participant, will be settled by arbitration in accordance with the rules of the American Arbitration Association. Arbitration will be the exclusive dispute resolution process, and arbitration will be a held in Tampa, Florida. Any Party may commence arbitration by sending a written demand for arbitration to the other Parties. The demand will set forth the nature of the matter to be resolved by arbitration. The Company will select the place of arbitration. The substantive law of the state of Florida will be applied by the arbitrator to the resolution of the dispute. The Parties will share equally all initial costs of arbitration. The prevailing Party will be entitled to reimbursement of attorney fees, costs, and expenses incurred in connection with the arbitration. All decisions of the arbitrator will be final, binding, and conclusive on all Parties. Judgment may be entered on any such decision in accordance with applicable law in any court having jurisdiction of it. The arbitrator (if permitted under applicable law) or the court may issue a writ of execution to enforce the arbitrator’s decision. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS SUBSCRIPTION, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

9. Investor Information: (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit A, included herewith.)

Name (please print):__________________________________________________________

If entity named above, By:_____________________________________________________

Its:_____________________________________________________

Social Security or Taxpayer I.D. Number:__________________________________________

Business Address (including zip code):___________________________________________

_________________________________________________________________________

Business Phone: ____________________________________________________________

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Residence Address (including zip code):__________________________________________

_________________________________________________________________________

Email Address:_____________________________________________________________

Residence Phone:___________________________________________________________

All communications to be sent to:

______Business or ______ Residence Address ________ Email

Please indicate below the form in which you will hold title to your interest in the Shares. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

______ INDIVIDUAL OWNERSHIP (one signature required)

______ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

______ COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

______ TENANTS IN COMMON (both or all parties must sign)

______ GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

______ LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

______ LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

______ CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

______ TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

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Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her subscription for participation in the Shares of the Company, this _______ day of _____, 2019.

PARTICIPANT

(Signature)

By:
Its:

The Company has accepted this subscription this _____ day of _________________________

“COMPANY”

TRXADE GROUP, Inc.,
a Delaware corporation

By:
Name:	Suren Ajjarapu, President

Address for notice:

Trxade Group, Inc.,
3840 Land O’ Lakes Blvd.
Land O’ Lakes, FL 34639
Attn: Suren Ajjarapu, President.

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Participant’s Initials	7	Trxade Group, Inc.

 Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

____ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

____ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

____ a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000 (excluding the value of Participant’s primary residence);

____ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

____ an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

____ an individual who is a director or executive officer of Trxade Group, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of __________________, 2019.

Name of Participant

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